UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2005

Exact Name of Registrant as Specified in its Charter,
Commission	State of Incorporation, Address of Principal Executive	IRS Employer
File Number	Offices and Telephone Number	Identification No.

1-2198		38-0478650
The Detroit Edison Company
(a Michigan corporation) 2000 2nd Avenue Detroit, Michigan 48226-1279 313-235-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
Definitions and Foward-Looking Statements
Management's Narrative Analysis of Results of Operations under Item 2
Financial Statements under Item 1
Awareness Letter of Deloitte & Touche

Item 8.01 Other Events
We are filing this Form 8-K to enable investors to review certain financial data for the quarter ended March 31, 2005, reflected in our Quarterly Report on Form 10-Q, on a basis consistent with a realignment of our business segments which was adopted in the second quarter of 2005. Through the first quarter of 2005, we operated our business through two strategic business units (Energy Resources and Energy Distribution). In the second quarter of 2005, we have combined the previous two segments into a single segment that more closely reflects how we operate and manage our business. Based on this structure we set strategic goals, allocate resources and evaluate performance.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits

99.1	Definitions and Forward-Looking Statements

99.2	Management’s Narrative Analysis of Results of Operations under Item 2 of Detroit Edison’s Quarterly Report on Form 10-Q for the Quarter ended March 31, 2005

99.3	Financial Statements under Item 1 of Detroit Edison’s Quarterly Report on Form 10-Q for the Quarter ended March 31, 2005

99.4	Awareness Letter of Deloitte & Touche LLP

2

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE DETROIT EDISON COMPANY

Date: August 4, 2005	/s/ DANIEL G. BRUDZYNSKI

Daniel G. Brudzynski
Chief Accounting Officer,
Vice President and Controller

3

EXHIBIT INDEX
Exhibit No.      Exhibit
Exhibit 99.1 — Definitions and Forward-Looking Statements
Exhibit 99.2 — Management’s Narrative Analysis of Results of Operations under Item 2 of Detroit Edison’s Quarterly Report on Form 10-Q for the Quarter ended March 31, 2005
Exhibit 99.3 — Financial Statements under Item 1 of Detroit Edison’s Quarterly Report on Form 10-Q for the Quarter ended March 31, 2005
Exhibit 99.4 — Awareness Letter of Deloitte & Touche

4